                                                                    Exhibit 23.1


                         Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 6, 1998, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-84985) and related Prospectus of Waterlink, Inc. for the registration of 6,300,000 shares of its common stock.


                                                               ERNST & YOUNG LLP

Canton, Ohio
September 23, 1999